SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ................The Gabelli Global Multimedia Trust Inc......................
                (Name of Registrant as Specified In Its Charter)
                               . . . . . . . . . .
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:

            ...................................................................

       2) Aggregate number of securities to which transaction applies:

           ...................................................................

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ...................................................................

       4) Proposed maximum aggregate value of transaction:

           ...................................................................

       5) Total fee paid:

           ....................................................................
[   ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:

            ...................................................................

       2)  Form, Schedule or Registration Statement No.:

           ....................................................................

       3)  Filing Party:

           ....................................................................

       4)  Date Filed:

           ....................................................................



                    The Gabelli Global Multimedia Trust Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                 (914) 921-5070
                                  -------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 15, 2000
                                  -------------

To the Shareholders of
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Global Multimedia Trust Inc. (the "Trust") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 15, 2000, at 10:00 a.m., for the following purposes:

         1. To elect five (5) Directors of the Trust, four to be elected by holders of the Trust's Common Stock and holders of its 7.92% Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and one to be elected by the holders of the Preferred Stock, voting as a separate class (Proposal 1);

         2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the year ending December 31, 2000 (Proposal 2); and

         3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

         These items are discussed in greater detail in the attached Proxy Statement.

         The close of business on March 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Directors


                                           JAMES E. MCKEE
                                           Secretary
 April 5, 2000




                                    INSTRUCTIONS FOR SIGNING PROXY CARDS


         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                                  Valid Signature

Corporate Accounts
(1)  ABC Corp. ..........................................  ABC Corp.
(2)  ABC Corp. ..........................................  John Doe, Treasurer
(3)  ABC Corp.
      c/o John Doe, Treasurer.........................     John Doe
(4)  ABC Corp., Profit Sharing Plan......................  John Doe, Trustee

Trust Accounts
(1)  ABC Trust...........................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
      u/t/d 12/28/78..................................     Jane  B. Doe

Custodian or Estate Accounts
(1)  John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA................        John B. Smith
(2)  John B. Smith.................................John B. Smith, Jr., Executor


                                         Telephone/Internet Voting

         Shares held through various brokerage firms may offer the convenience of voting via telephone or the Internet. If available, instructions are included with this Proxy Statement and ballot.




                                  THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                                                 ----------

                                       ANNUAL MEETING OF SHAREHOLDERS
                                                May 15, 2000
                                                 ----------

                                              PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Global Multimedia Trust Inc. (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on Monday, May 15, 2000, at 10:00 a.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, 06830, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 5, 2000.

         In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of EquiServe, the Trust's transfer agent, and affiliates of EquiServe or other representatives of the Trust also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Trust has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $5,000 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Trust's most recent annual report is available upon request, without charge, by writing the Trust at One Corporate Center, Rye, New York, 10580-1434 or calling the Trust at 1-800-422-3554 or via the Internet at www.gabelli.com.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares (as defined below) represented thereby will be voted FOR the election of the nominees as Directors and FOR Proposal 2 listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

         In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment.

         The close of business on March 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

         The Trust has two classes of capital stock: common stock, par value $.001 per share (the "Common Stock") and 7.92% Cumulative Preferred Stock, par value $.001 ("Preferred Stock," together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, there were 10,813,315 shares of Common Stock outstanding and 1,235,700 shares of Preferred Stock outstanding.

         The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of its outstanding Shares of Common Stock and Preferred Stock as of the record date:

          Name and Address of                                    Amount of Shares and
        Beneficial /Record Owner           Title of Class         Nature of Ownership        Percent of Class
        ------------------------           --------------         -------------------        ----------------

Cede & Co.*                                    Common               8,843,936  (record)           81.79%
P.O. Box 20
Bowling Green Station                         Preferred             1,214,983  (record)           98.32%
New York, NY  10274

Salomon Smith Barney Inc.**                    Common               1,823,343  (record)           16.86%
333 W. 34th Street
New York, NY  10001                           Preferred               492,998  (record)           39.90%

Charles Schwab & Co., Inc. **                  Common                 770,473  (record)            7.13%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY  11717

Prudential Securities Inc.**                   Common                 640,276  (record)            5.92%
c/o ADP Proxy Services
51 Mercedes Way
Edgewood, NY  11717

Merrill Lynch**                                Common                 606,316  (record)            5.61%
4 Corporate Place
Corporate Park 287
Piscataway, NJ  08855

Donaldson, Lufkin and Jenrette                 Common                 586,183  (record)            5.42%
Sec. Corp.**
1 Pershing Plaza
Jersey City, NJ  07399




          Name and Address of                                    Amount of Shares and
        Beneficial /Record Owner           Title of Class         Nature of Ownership        Percent of Class
        ------------------------           --------------         -------------------        ----------------

Bear, Stearns Securities Corp.**              Preferred               136,711 (record)            11.06%
One Metrotech Center North
4th Floor

Brooklyn, NY  11201

A.G. Edwards & Sons Inc.**                    Preferred                67,931 (record)             5.50%
125 Broad Street
40th Floor
New York, NY  10004

*    A nominee partnership of The Depository Trust Company.
**   Shares held at The Depository Trust Company.


                                SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal                        Common Stockholders                        Preferred Stockholders

1.Election  of  Directors       Common  and  Preferred Stockholders,       Common and Preferred Stockholders,
                                voting together as a single class, elect   voting together  as a  single  class,
                                four Directors:Frank J. Fahrenkopf, Jr.,   elect four Directors: Frank J.
                                Karl Otto Pohl,  Anthony  R. and           Fahrenkopf,  Jr., Karl Otto Pohl, Anthony
                                Werner J.Roeder.                           R. Pustorino and Werner J. Roeder.

                                                                           Preferred Stockholders, voting as
                                                                           a separate class, elect one
                                                                           Director:
                                                                           James P. Conn.

2. Selection of Accountant      Common and Preferred Stockholders, voting together as a single class

3.   Other Business             Common and Preferred Stockholders, voting together as a single class





         In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                              PROPOSAL 1: TO ELECT FIVE DIRECTORS OF THE TRUST

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. James P. Conn, Karl Otto Pohl and Anthony R. Pustorino have each been nominated by the Board of Directors for a three-year term to expire at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Frank J. Fahrenkopf, Jr. and Werner J. Roeder have each been nominated by the Board of Directors for a two-year term to expire at the Trust's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. With the exception of Frank J. Fahrenkopf, Jr. and Werner J. Roeder, each of the Directors of the Trust has served in that capacity since the April 6, 1994 organizational meeting of the Trust. Mr. Fahrenkopf was elected a Director of the Trust on August 18, 1999 and Mr. Roeder was elected a Director of the Trust on November 17, 1999. All of the Directors of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser.

         Under the Trust's Articles of Incorporation and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Trust's Articles of Incorporation and By-Laws. The holders of Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Felix J. Christiana and James P. Conn are currently the Directors elected solely by the holders of the Trust's Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Mr.
Conn to be considered.

         Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. The business address of each Director is One Corporate Center, Rye, New York 10580-1434.


                                                                                Number and Percentage
                                                                                   of Trust Shares
                                                                                 Beneficially Owned**
Name, Position with the Trust, Business Experience                            Directly or Indirectly on
During Past Five Years and Age                                                      March 6, 2000
------------------------------                                                      -------------

Nominees to Serve Until 2003 Annual Meeting of Shareholders                     Common          Preferred
-----------------------------------------------------------                     ------          ---------

James P. Conn                                                                   10,352***        1,000***

Director of the Trust.  Former  Managing  Director and Chief  Investment
Officer of  Financial  Security  Assurance  Holdings  Ltd.  (1992-1998);
Director of Meditrust Corporation (real estate investment trust) and First Republic Bank. Mr. Conn is 62 years old. (1)(6)(7)(10)(16)(18)

*Karl Otto Pohl                                                                   0                 0

Director  of the  Trust.  Member  of the  Shareholder  Committee  of Sal
Oppenheim  Jr.  &  Cie  (private   investment  bank);  Board  Member  of
TrizecHahn   Corporation   (real  estate   company)  and  Zurich  Allied
(insurance  company);  Director of Gabelli Asset Management Inc.; Former
President  of the Deutsche  Bundesbank  and Chairman of its Central Bank
Council from 1980 through 1991.  Mr. Pohl is 70 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)(18)(19)

Anthony R. Pustorino                                                            1,298***            0

Director  of  the  Trust.  Certified  Public  Accountant;  Professor  of
Accounting, Pace University, since 1965.  Mr. Pustorino is 74 years old.
(1)(3)(4)(5)(6)(7)(10)(13)(16)(17)(19)


                                                                                Number and Percentage
                                                                                   of Trust Shares
                                                                                 Beneficially Owned**
Name, Position with the Trust, Business Experience                            Directly or Indirectly on
During Past Five Years and Age                                                      March 6, 2000
------------------------------                                                      -------------

Nominees to Serve Until 2002 Annual Meeting of Shareholders                     Common          Preferred
-----------------------------------------------------------                     ------          ---------

Frank J. Fahrenkopf, Jr.                                                          0                 0

Director  of  the  Trust.  President  and  CEO of  the  American  Gaming
Association  since June 1995;  Partner of Hogan and Hartson  (law firm);
Chairman of  International  Trade  Practice  Group;  Co-Chairman  of the
Commission on  Presidential  Debates;  Former Chairman of the Republican
National Committee.  Mr. Fahrenkopf is 60 years old.  (6)(7)(16)

Werner J. Roeder                                                                  0                 0

Director  of  the  Trust.   Medical  Director,   Lawrence  Hospital  and
practicing   private   physician.   Mr.   Roeder   is  58   years   old.
(2)(3)(7)(8)(9)(11)(12)(13)(15)(18)(19)





         The following Directors of the Trust will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.

                                                                                 Number and Percentage
                                                                                    of Trust Shares
                                                                                 Beneficially Owned**
Name, Position with the Trust, Business Experience                             Directly or Indirectly on
During Past Five Years and Age                                                       March 6, 2000
------------------------------                                                       -------------

Directors Serving Until 2001 Annual Meeting of Shareholders                     Common           Preferred
-----------------------------------------------------------                     ------           ---------

*Mario J. Gabelli, CFA                                                         368,956           6,000***
                                                                               (3.41%)
Chairman of the Board,  President  and Chief  Investment  Officer of the
Trust.  Chairman  of the Board and Chief  Executive  Officer  of Gabelli
Asset  Management  Inc. and Chief  Investment  Officer of Gabelli Funds,
LLC  and  GAMCO  Investors,  Inc.;  Chairman  of  the  Board  and  Chief
Executive  Officer  of  Lynch  Corporation  (diversified   manufacturing
company)  and  Chairman  of the Board of Lynch  Interactive  Corporation
(multimedia  and services  company);  Director of Spinnaker  Industries,
Inc. (manufacturing company).  Mr. Gabelli is 57 years old.
(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)

Dr. Thomas E. Bratter                                                          1,182***              0

Director of the Trust.  Director,  President and Founder, The John Dewey
Academy (residential  college preparatory  therapeutic high school). Dr.
Bratter is 60 years old.  (6)(7)(16)

Felix J. Christiana                                                            4,329***          2,000***

Director of the Trust.  Former Senior Vice  President of Dollar Dry Dock
Savings Bank.  Mr. Christiana is 74 years old.
(1)(4)(5)(6)(7)(8)(10)(13)(16)(17)(19)




                                                                                 Number and Percentage
                                                                                    of Trust Shares
                                                                                 Beneficially Owned**
Name, Position with the Trust, Business Experience                             Directly or Indirectly on
During Past Five Years and Age                                                       March 6, 2000
------------------------------                                                       -------------

Director Serving Until 2002 Annual Meeting of Shareholders                     Common           Preferred
----------------------------------------------------------                     ------           ---------

Salvatore J. Zizza                                                            5,666***              0

Director of the Trust. Chairman of The Bethlehem Corp.; Board Member of Hollis Eden Pharmaceuticals; Former Executive Vice President of FMG
Group (a healthcare  provider);  Former  President  and Chief  Executive
Officer of the Lehigh  Group Inc.  (an  electrical  supply  wholesaler);
Former  Chairman of the  Executive  Committee  and  Director of Binnings
Building Products, Inc.; Adviser to The Gabelli Growth Fund. Mr. Zizza is 54 years old. (1)(4)(6)(7)(16)

Directors and Officers as a Group                                             391,783           9,000***
                                                                              (3.62%)

*        "Interested  person"  of the  Trust,  as defined  in the 1940 Act.
         Mr.  Gabelli is an  "interested person" of each fund as a result of his  employment  as an  officer  of the Trust and the  Adviser. Mr.
         Gabelli is a registered  representative  of a broker-dealer  that is majority-owned by Gabelli Asset  Management  Inc.,  the parent company of the Adviser.  Mr. Pohl is a Director of the parent company of the Adviser.
**       For this purpose "beneficial  ownership" is defined under Section 13(d)
         of the  Securities  Exchange Act of 1934,  as amended (the "1934 Act").
         The  information as to beneficial  ownership is based upon  information furnished to the Trust by the Directors.
***      Less than 1%.

(1)  Trustee of The Gabelli Asset Fund                      (11)  Director of Gabelli International Growth
                                                                  Fund, Inc.
(2)  Trustee of The Gabelli Blue Chip Value Fund            (12)  Director of The Gabelli Investor Funds, Inc.
(3)  Director of Gabelli Capital Series Funds, Inc.         (13)  Trustee of The Gabelli Mathers Fund
(4)  Director of The Gabelli Convertible  Securities Fund,  (14)  Trustee of The Gabelli Money Market Funds
     Inc.
(5)  Director of Gabelli Equity Series Funds, Inc.          (15)  Trustee of The Gabelli Utilities Fund
(6)  Director of The Gabelli Equity Trust Inc.              (16)  Trustee of The Gabelli Utility Trust
(7)  Director of The Gabelli Global Multimedia Trust Inc.   (17)  Director of The Gabelli Value Fund Inc.
(8)  Director of Gabelli Global Series Funds, Inc.          (18)  Trustee of The Gabelli Westwood Funds
(9)  Director of Gabelli Gold Fund, Inc.                    (19)  Director of The Treasurer's Fund, Inc.
(10) Trustee of The Gabelli Growth Fund

         The Trust pays each Director not affiliated with the Adviser or its affiliates a fee of $6,000 per year plus $500 per meeting attended in person and by telephone, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Trust to such Directors during the fiscal year ended December 31, 1999, amounted to $52,776.

         During the year ended December 31, 1999, the Directors of the Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Messrs. Christiana and Pustorino serve on the Trust's Audit Committee and these Directors are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust. During the fiscal year ended December 31, 1999, the Audit Committee met twice.

         The Directors serving on the Trust's Nominating Committee are Messrs. Christiana (Chairman) and Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. During the fiscal year ended December 31, 1999, the Nominating Committee met once. The Trust does not have a standing compensation committee.

Executive Officers of the Fund

         Officers of the Fund are appointed by the Directors to serve at the pleasure of the Board. Listed below is a brief description of the recent business experience of each executive officer of the Fund who is not included in the listing of Directors. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

Name, Position with the Fund, Principal Occupation During Past Five Years and
Age

Bruce N. Alpert
Vice President and Treasurer. Officer of the Trust since its inception. Executive Vice President and Chief Operating Officer of the Adviser. Director and President of Gabelli Advisers, Inc. Vice President of the Treasurer's Fund, Inc. and Vice President of The Gabelli Westwood Funds. Officer of all registered investment companies advised by the Adviser. Mr. Alpert is 48 years old.

James E. McKee
Secretary of the Trust since August 1995. Secretary of the Adviser. Vice President, Secretary and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Asset Management Inc. since 1999. Secretary of the registered investment companies advised by the Adviser and Gabelli Advisers, Inc. Mr. McKee is 36 years old.

Peter W. Latartara
Vice President of the Trust since 1998. Assistant Vice President of the Trust since May 1997 and officer of one other Gabelli fund. Formerly, Assistant Vice President of Gabelli & Company, Inc. since 1996. Prior to 1996, Mr. Latartara was with the government relations firm of Black, Manafort, Stone and Kelly in Washington, D.C. Mr. Latartara is 32 years old.


         The following table sets forth certain information regarding the compensation of the Trust's Directors and officers. Mr. Latartara is employed by the Trust and is not employed by the Adviser. Officers of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust.
                                             Compensation Table
                                for the Fiscal Year Ended December 31, 1999

                                                                               Total Compensation from the
                                                Aggregate Compensation           Trust and Fund Complex
Name of Person and Position                         from the Trust             Paid to Directors/Officers*

Mario J. Gabelli                                     $       0                        $      0     (17)
Chairman of the Board

Dr. Thomas E. Bratter                                $  10,500                        $   33,750   (3)
Director

Felix J. Christiana                                  $   7,500                        $   99,250   (11)
Director

James P. Conn                                        $  11,000                        $   53,625   (6)
Director

Frank J. Fahrenkopf, Jr.                             $   3,217                        $   26,577   (3)
Director

Karl Otto Pohl                                       $     325                        $    7,042   (19)
Director

Anthony R. Pustorino                                 $   8,000                        $  107,250   (11)
Director

Werner J. Roeder                                     $   1,234                        $   34,859   (11)
Director

Salvatore J. Zizza                                   $  11,000                        $  58,750    (5)
Director

Peter W. Latartara                                   $  62,500                        $  125,000   (2)
Vice President

*        Represents  the total  compensation  paid to such  persons  during  the
         calendar  year  ended   December  31,  1999  by  investment   companies
         (including  the Trust) or  portfolios  thereof  from which such  person receives compensation that are considered part of the same fund complex as the Trust  because  they have  common or  affiliated  advisers.  The
         number  in  parentheses   represents  the  number  of  such  investment
         companies and portfolios.

Required Vote

         Election of each of the listed nominees for Director of the Trust requires the affirmative vote of the holders of a plurality of the applicable classes of Shares of the Trust represented at the Meeting if a quorum is present (Common and Preferred Stockholders vote together as a single class for four Directors, and Preferred Stockholders vote separately for one Director).

         THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

               PROPOSAL 2: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
                                AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST
                                   FOR THE YEAR ENDING DECEMBER 31, 2000

         Upon recommendation by the Audit Committee, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Trust to serve as independent accountants for the Trust's fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "SEC").

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

Required Vote

         Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of Shares of the Trust (Common and Preferred Stockholders voting together as a single class) represented at the Meeting if a quorum is present.

         THE  BOARD  OF  DIRECTORS,   INCLUDING  THE   "NON-INTERESTED"
DIRECTORS,   RECOMMENDS  THAT  THE SHAREHOLDERS  VOTE  "FOR"  THE  PROPOSAL  TO
RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING DECEMBER 31, 2000.

The Investment Adviser and Administrator

         Gabelli Funds, LLC is the Trust's Adviser and administrator. The business address for Gabelli Funds, LLC is One Corporate Center, Rye, New York 10580-1434.



Compliance with the Securities Exchange Act of 1934

         Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Trust's officers and Directors, officers and Directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Trust's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Trust with copies of all Section 16(a) forms they file. Based solely on the Trust's review of the copies of such forms it receives, the Trust believes that during 1999 such persons complied with all such applicable filing requirements.

Broker Non-Votes and Abstentions

         If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that the five candidates who receive the highest number of votes cast at the Meeting are elected; therefore, abstentions will be disregarded. The ratification of PricewaterhouseCoopers LLP as independent accountants of the Trust (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.

         Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report for the six months ending June 30, 2000.






                                  OTHER MATTERS TO COME BEFORE THE MEETING

         The Directors of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                                           SHAREHOLDER PROPOSALS

         All proposals by shareholders of the Trust which are intended to be presented at the Trust's next Annual Meeting of Shareholders to be held in 2001 must be received by the Trust for consideration for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than December 7, 2000 .
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.









                                                                    GBFMT-PS-00






         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

------------------------------------------------------------------

            THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

------------------------------------------------------------------

                        COMMON SHAREHOLDER

1. To elect four (4) Directors of the Trust:

        For All                  With-              For All
        Nominees                 hold                Except
          ---                     ---                 ---

                  Frank J. Fahrenkopf, Jr.
                  Karl Otto Pohl
                  Anthony R. Pustorino
                  Werner J. Roeder

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "FOR" the remaining nominee(s).

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the year ending December 31, 2000.

          For               Against              Abstain
          ---                 ---                  ---


Please be sure to sign and date this proxy.

Date


Shareholder sign here

Co-owner sign here

Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

CONTROL NUMBER:

RECORD DATE SHARES:




                                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               COMMON This proxy is solicited on behalf of the Directors COMMON


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2000 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?








DO YOU HAVE ANY COMMENTS?











         [X]      PLEASE MARK VOTES
                  AS IN THIS EXAMPLE

------------------------------------------------------------------

            THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

------------------------------------------------------------------

                      PREFERRED SHAREHOLDER

1. To elect five (5) Directors of the Trust:

        For All                  With-              For All
        Nominees                 hold                Except
          ---                     ---                 ---

                  James P. Conn
                  Frank J. Fahrenkopf, Jr.
                  Karl Otto Pohl
                  Anthony R. Pustorino
                  Werner J. Roeder

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "FOR" the remaining nominee(s).

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the year ending December 31, 2000.

          For               Against              Abstain
          ---                 ---                  ---


Please be sure to sign and date this proxy.

Date

Shareholder sign here
Co-owner sign here


Mark box at right if an address change or comment has been noted on the reverse side of ___ this card.

CONTROL NUMBER:

RECORD DATE SHARES:




                            THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PREFERRED     This proxy is solicited on behalf of the Directors      PREFERRED


The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Global Multimedia Trust Inc. (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2000 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.
The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as directors and FOR Proposal 2 and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
Please sign this proxy exactly as your name(s) appear(s) on the books of the Trust. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?








DO YOU HAVE ANY COMMENTS?